EXHIBIT 10.64
                                                        Execution Copy




        AMENDMENT NO. 4 TO CANADIAN FIVE-YEAR CREDIT AGREEMENT

     AMENDMENT dated as of December 31, 1998 to the Five-Year Canadian Credit Agreement dated as of December 22, 1997 (as amended by Amendment No. 1 to Canadian Five-Year Credit Agreement dated as of March 31, 1998, Amendment No. 2 to Canadian Five-Year Credit Agreement dated as of August 31, 1998 and Amendment No. 3 to Canadian Five-Year Credit Agreement dated as of December 16, 1998, the "Agreement") among IMC Kalium Canada Ltd. ("IMC Kalium"), International Minerals & Chemical (Canada) Global Limited ("IMC Canada") and International Minerals & Chemical (Canada) Limited Partnership ("IMC Partnership") (collectively, the "Borrowers"), IMC Global Inc. (the "Guarantor"), the Banks listed on the signature pages hereof (the "Banks") and Royal Bank of Canada, as Agent (the "Agent").

     WHEREAS the parties hereto desire to amend the Agreement as specified below;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the sum of $1.00 now paid by each party to the other party and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the parties hereto agree as follows:

     1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof', "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

     2. Amendment of Definition of "Consolidated EBITDA". The following sentence is added to end of the definition of Consolidated EBITDA in
Section 1. 1 of the Agreement: "For the purpose of calculating the Leverage Ratio for the purposes of Section 5.2(i) hereunder, Consolidated EBITDA shall (i) exclude the pre-tax non-recurring charges not in excess of U.S.$325,000,000 incurred by the Guarantor in, and reflected in the Guarantor's consolidated statement of income for, the fiscal year ended December 31, 1998 and (ii) disregard classification of the Guarantor's Agribusiness unit as a discontinued operation".

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     3. Representations and Warranties.

        (a) IMC Kalium represents and warrants for itself, and only with respect to itself, and IMC Canada and IMC Partnership jointly and severally represent and warrant for themselves, and only with respect to themselves, that as of the date hereof and after giving effect hereto:

        (b) no Default has occurred and is continuing; and

        (c) each representation and warranty of IMC Kalium and IMC Canada and IMC Partnership, as applicable, set forth in the Agreement is true and correct as though made on and as of the date hereof.

        (d) The Guarantor represents and warrants that as of the date hereof and after giving effect hereto.

        (e) no Default has occurred and is continuing; and

        (f) each representation and warranty of the Guarantor set forth in the Agreement is true and correct on and as of the date hereof.

     4. Confirmation of Guarantee. The Guarantor hereby acknowledges and agrees to the foregoing amendments to the Agreement and expressly confirms that the guarantee provided by the Guarantor pursuant to
Article 9 of the Agreement and the liability of the Guarantor thereunder remains in full force and effect notwithstanding the amendments to the Agreement made pursuant hereto.

     5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Province of Ontario.

     6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     7. Effectiveness. This Amendment shall become effective as of the date hereof on the date when the following conditions are met (the "Amendment Effective Date"):

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        (a) the Agent shall have received duly executed counterparts hereof signed by the Borrowers, the Guarantor and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party); and

        (b) the Agent shall have received an amendment fee for the account of each Bank which shall have signed and delivered a permanent waiver with respect to this amendment on or before January 11, 1999, in an amount equal to 0.05% of such Bank's Commitment on January 11, 1999.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


IMC GLOBAL INC., as Guarantor

By:/s/ E. Paul Dunn, Jr.
Name:  E. Paul Dunn, Jr.
Title: Vice President

ROYAL BANK OF CANADA, as Agent

By: /s/ Joan E. Carstairs
Name:  Joan E. Carstairs
Title: Senior Manager

ROYAL BANK OF CANADA, as Bank

By: /s/L. J. Irwin
Name:  L. J. Irwin
Title:

BANK OF MONTREAL., as Bank and Co-Agent


By: /s/ Ian M. Pfester
Name: Ian M. Pfester
Title:

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FIRST CHICAGO NBD BANK, CANADA, as Bank

By: /s/ George R. Schanz
Name:  George R. Schanz
Title: First Vice President

J.P. MORGAN CANADA, as Bank and Co-Agent

By: /s/ John Maynard
Name: John Maynard
Title:

THE CHASE MANHATTAN  BANK OF CANADA, as Bank

By: /s/ Christine Chan
Name: Christine Chan
Title:

By: /s/ Arun K. Berry
Name: Arun K. Berry
Title:

IMC KALIUM CANADA LTD., as Borrower

By: /s/ Rose Marie Williams
Name:  Rose Marie Williams
Title: Secretary

INTERNATIONAL MINERALS & CHEMICAL (CANADA) GLOBAL LIMITED, as Borrower

By: /s/ John U. Huber
Name:  John U. Huber
Title: President

INTERNATIONAL MINERALS & CHEMICAL (CANADA) LIMITED PARTNERSHIP, by its general partner, International Minerals & Chemical (Canada) Global Limited, as Borrower

By: /s/ John U. Huber
Name: John U. Huber
Title: President